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                              NAREIT Institutional
                                 Investor Forum

                                United Dominion
                                  Realty Trust

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                                                                 United Dominion
                                                                   Realty Trust

NAREIT Presentation
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     o    Overview of United Dominion Realty Trust

     o    Action Taken - First 120 Days

     o    Asset Quality Overview

     o    Financial Overview

     o    The Next Twelve Months


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                                                                 United Dominion
                                                                   Realty Trust


Overview
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     o    Established 1972

     o    National Portfolio of Apartments

     o    77,000 Units in 60 Markets/21 States

     o    25 Years of Increasing Dividends

     o    75% Retail Shareholders

     o    Market Capitalization $4.0 Billion


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                                                                 United Dominion
                                                                   Realty Trust
Overview -
Geographical Distribution
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Fredericksburg           1
Fort Meyers              1
Fayetteville             1
Detroit                  1
Washington               1
Seattle                  1
Portland                 1
Orange County            1
Denver                   1
Jacksonville, Fl         1
Eastern Shore            1
Sacramento               1
Lansing                  2
Ft. Lauderdale           2
San Jose                 2
Columbia                 2
Virginia Beach           2
Atlanta                  2
Memphis                  2
San Francisco            2
Baltimore                2
Wilmington               2
Greensboro               3
Salinas                  3
Nashville                3
Columbus                 3
Charlotte                3
Richmond                 4
Fort Worth               4
San Antonio              4
Raleigh                  4
Tampa                    4
Phoenix                  4
Houston                  5
Orlando                  6
Dallas                   6
Other                   12
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                                                                 United Dominion
                                                                   Realty Trust

Overview - Financials
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FFO    2001                                                   $1.48
       2002                                                   $1.62

FFO Growth 2001-02                                              9.4%

Dividends/Yield                                           $1.08/8.1%

Net Asset Value                                     $15.00 - $15.50

Fixed Charge Ratio, latest quarter                             1.94

As of May 31, 2001
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                                                                 United Dominion
                                                                   Realty Trust

First 120 Days
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     o    New Management Team

     o    One Time Charge to Earnings

     o    Improvements to Earnings

     o    Capital Transactions

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                                                                 United Dominion
                                                                   Realty Trust


Management Team
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Mark Wallis       Sr. EVP  Strategic Planning, Acquisition & Development

Chris Genry       CFO      Financial Reporting, Technology and Human Resources

Ella Neyland      EVP      Treasurer/Investor Relations

Martha Carlin     SVP      Operations

First 120 Days

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                                                                 United Dominion
                                                                   Realty Trust



One Time Charge to Earnings
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                                                         (In Millions)

Reduction in Workforce of 210 (10%)                          $ 4.5

Land Valuation                                                 2.8

Relocation to Denver                                            .4

Internet Investment                                             .3

Other                                                           .5

Total                                                        $ 8.5

First 120 Days

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                                                                 United Dominion
                                                                   Realty Trust

Improvement in Earnings
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                                 (In Millions)
                                     2001
Work Force                          $ 3.5

Insurance                              .6

Interest Savings                      1.0


First 120 Days
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                                                                 United Dominion
                                                                   Realty Trust

Capital Transactions
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                                                                   (In Millions)
                                                                         2001

Preferred A Redemption                                                 $ 1.2
$100 million, 9-1/4% Preferred A
shares redeemed, financed with 5-6%
secured debt

Florida Sale                                                              .4
Average Cap Rate of 8%,
$113 million sales price, 1,638 units

First 120 Days
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                                                                 United Dominion
                                                                   Realty Trust


Asset Quality Overview
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     o    Rental Growth/Average Age

     o    Reinvestments

     o    Development Pipeline

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                                                                 United Dominion
                                                                   Realty Trust

Rental Growth/Average Age
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[Line Chart]


Average Rent
1995 - $500
1996 - $540
1997 - $563
1998 - $600
1999 - $631
2000 - $667
2001 - $690

Average Age
1995 - 15
1996 - 14
1997 - 13
1998 - 14
1999 - 13
2000 - 12
2001 - 12

Asset Quality
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                                                                 United Dominion
                                                                   Realty Trust

Reinvesting in Assets
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(Per Unit)

[Bar Chart]
                          1998   1999     2000    2001
                          ----   ----     ----    ----
Asset Preservation      $  598   $672     $443    $455
Capital Enhancements    $  659   $351     $218    $184
Maintenance             $1,110   $818     $323    $285 (est.)

Asset Quality
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                                                                 United Dominion
                                                                   Realty Trust

Development Pipeline
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Average Return: 10.5%

[Bar Chart]

(In Millions)

1998   $50

1999   $57

2000   $67

2001   $70

2002   $75



Asset Quality
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                                                                 United Dominion
                                                                   Realty Trust



Financial Overview
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     o    Earnings Estimates

     o    Financial Ratios

     o    Net Asset Value

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                                                                 United Dominion
                                                                   Realty Trust



Earnings Estimates
 ...The Bottom Line
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SSS Growth (4-5%)

[Line Chart]

           1995    1996    1997    1998    1999    2000   2001 (est)  2002 (est)
           ----    ----    ----    ----    ----    ----   ----------  ----------
Earnings  $1.17   $1.23   $1.34   $1.34   $1.42   $1.45      $1.48       $1.64


Financial
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                                                                 United Dominion
                                                                   Realty Trust



Financial Ratios
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                               Actual                  Est.
                              3/31/01                12/31/01
                              -------                --------
Fixed Charge Ratio             1.92                    2.00
Debt/Market Cap                 53%                     53%
Unencumbered Assets        $2.4 billion           $2.4 billion


Financial
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                                                                 United Dominion
                                                                   Realty Trust

Net Asset Value
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$15.00 to $15.50

Assumption:

Forward 12 months NOI, less $306 capital replacements, capitalization rate of 9.25%

Can be viewed in detail on UDRT.com web site by 3rd Quarter 2001.


Financial

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                                                                 United Dominion
                                                                   Realty Trust

The Next Twelve Months
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     o    Focus on Positioning the Portfolio

     o    Increase Operating Efficiency

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                                                                 United Dominion
                                                                   Realty Trust

Positioning the Portfolio
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     o    Focus on Fewer Markets

     o    Market Concentration
          -    Minimum of 1,500 - 2,000 units
          -    Maximum of 10,000 - 12,000 units

     o    Market Selection Criteria

          -    Employment Growth Prospects
          -    Immigration
          -    Affordability Index


The Next Twelve Months
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                                                                 United Dominion
                                                                   Realty Trust

Revenue Management
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                      Early March
                          2001             120 Days
                          ----             --------

Occupancy                    93.9%             94.4%
Loss to Lease          $1,841,422        $2,021,647
60 Days Vacant                928               437
Lease Management             17.0%             16.5%


The Next Twelve Months
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                                                                 United Dominion
                                                                   Realty Trust

Expense Control
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[Pie Chart]

(Budget - per unit)

Contract Administrative - $80
Management Fees - $265
Personnel - $850
Turnover - $130
Maintenance - $125
Contract Services - $280
Utilities - $400
Insurance - $220
Taxes - $915
General Administrative - $125

The Next Twelve Months
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                                                                 United Dominion
                                                                   Realty Trust

Closing
 ...during the next 365 days
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We will look back on a successful business plan that:

     o    Closes the multiple spread between UDR and Industry

     o    Generates an Executable Strategic Plan

     o    Improves Operations

     o    Improves Financial Flexibility

     o    Continues to improve the Quality of Assets

     o    Improves Communications to Investment Community


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